Exhibit 10.1

                              RESCISSION AGREEMENT


         This Rescission Agreement ("Rescission Agreement") is made and entered into as of January 11, 2005 (the "Effective Date"), by and between Axia Group, Inc., a Nevada corporation (the "Company"), D&R Crane, Inc., a California corporation (the "Target"), Jody R. Regan and Dawnelle Patrick, (each a "Selling Stockholder" and, collectively, the "Selling Stockholders").

                                    RECITALS


         A. Pursuant to that certain Stock Purchase Agreement dated as of July 21, 2004 (the "Agreement"), the Selling Stockholders collectively sold 400 shares of common stock of the Target (the "Target Shares") to the Company in exchange for the issuance by the Company of an aggregate of 100,000,000 "pre-split" shares (the "Pre-Split Common Shares") of common stock, par value $0.001 per share (the "Common Stock") and 5,000,000 shares of Series C Preferred Stock of the Company (the "Series C Shares") to the Selling Stockholders.

         B. On October 18, 2004, the Company conducted a 1,000 for 1 reverse stock split of its Common Stock, pursuant to which the Pre-Split Common Shares were reduced to 100,000 shares (the "Common Shares") of Common Stock.

         C. On October 22, 2004, the Selling Stockholders converted the Series C Preferred Shares into an aggregate of 500,000,000 shares (the "Conversion Shares") of Common Stock. The Common Shares and the Conversion Shares are collectively referred to as the "Company Shares").

         D. The Company, the Target, and the Selling Stockholders now wish to formally rescind the Agreement and the transactions thereunder, on the terms and subject to the conditions as contained in this Rescission Agreement.

         NOW, THEREFORE, the parties agree as follows:

                                    AGREEMENT


         1. Incorporation of Recitals. The foregoing Recitals are herein incorporated by this reference.

         2. Rescission of Agreement.

                  2.1 The Company, the Target, and the Selling Stockholders hereby mutually agree to rescind the Agreement and void it ab initio and to rescind the Company Shares and void and cancel them ab initio.

                  2.2 The Selling Stockholders will return the certificates evidencing the Company Shares to the Company's transfer agent for cancellation accompanied with stock assignments separate from certificate executed by each Selling Stockholder, signature medallion guaranteed, transferring the Company Shares to the Company.

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                  2.3 The Company will return the certificates  representing the
         Target Shares to the Selling Stockholders, along with executed stock powers, in form and substance satisfactory to the Selling Stockholders and the Target, for purposes of assigning and transferring all of their right, title and interest in and to the Target Shares.

                  2.4 Dawnelle Patrick shall resign as a director and as an officer of the Company.

                  2.5 Each party hereto will, before, at, and after the Effective Date, execute and deliver such instruments and take such other actions as the other party or parties, as the case may be, may reasonably require in order to carry out the intent of this Rescission Agreement. Without limiting the generality of the foregoing, at any time after the Closing, at the request of the Company, and without further consideration, the Target and the Selling Stockholders (a) will execute and deliver such instruments of sale, transfer, conveyance, assignment and confirmation and take such action as the Company may reasonably deem necessary or desirable in order to more effectively transfer, convey and assign the Target Shares to the Selling Stockholders or to cancel the Company Shares, and (b) will execute such documents as and take such action as the Company may reasonably deem necessary or desirable in order to prepare and file any future report, registration statement or definitive proxy statement that the Company seeks to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

                  2.6 The Selling Stockholders shall deliver to the Company, as directed by Mr. Schmidt, the following documents:

                           2.6.1   The    complete    original    articles    of
         incorporation, bylaws, minutes, and other corporate books and records, all as amended to date, of the Company.

                           2.6.2 All accounting books and records for the Company for the period commencing January 1, 2001 through the present.

                           2.6.3 A list of all SEC and EDGAR codes for the Company.

                           2.6.4 A letter of  instruction  to the transfer agent
                  of the Company signed by Jody R. Regan on behalf of the Company advising the transfer agent of the change of officers and directors contemplated by this Rescission Agreement.

                           2.6.5 A letter to the  Company's  current  certifying
                  accountants signed by Jody R. Regan on behalf of the Company advising the certifying accountants of the change of officers and directors contemplated by this Rescission Agreement.

                  2.7 The Company shall indemnify and hold the Selling Stockholders and the Target harmless in respect of any and all claims, demands, actions, causes of action, damages, losses, costs, liabilities or expenses (hereinafter referred to as "Claim") that arise out of or relate to the Target's status as a subsidiary of the Company.

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                  2.8  The  Company  does  hereby   assume  and  agree  to  pay,
         discharge, observe and perform, as of and from and after the date hereof, any and all obligations arising under that certain convertible promissory note (the "Note") made by the Target in favor of Stephen F. Owens or any claims, demands, actions, causes of action, damages, losses, costs, liabilities or expenses that arise out of or relate to the Note or the funds advanced to the Target with respect to the same.

                  2.9      Releases.

                           2.9.1 The Company on behalf of itself and each of its
                  respective agents, attorneys, insurers, heirs, assigns, beneficiaries, executors, trustees, conservators,
                  representatives,                     predecessors-in-interest,
                  successors-in-interest, and whomsoever may claim by, under or through them, and all persons acting by, through, under or in concert with any of them (the "Company Parties") hereby irrevocably and unconditionally forever release, remise, acquit and discharge each of the Target, the Selling Stockholders and all of their respective present, former or future agents, representatives, employees, independent contractors, directors, shareholders, officers, attorneys, insurers, subsidiaries, divisions, parents, assigns, affiliates, predecessors and successors (collectively, the "Target Parties") from and against any and all debts, obligations, losses, costs, promises, covenants, agreements, contracts, endorsements, bonds, controversies, suits, actions, causes of action, misrepresentations, defamatory statements, tortious conduct, acts or omissions, rights, obligations, liabilities, judgments, damages, expenses, claims, counterclaims, cross-claims, or demands, in law or equity, asserted or unasserted, express or implied, foreseen or unforeseen, real or imaginary, alleged or actual, suspected or unsuspected, known or unknown, liquidated or non-liquidated, of any kind or nature or description whatsoever, arising from the beginning of the world through the date of this Agreement which each of the Company Parties ever had, presently have, may have, or claim or assert to have, or hereafter have, may have, or claim or assert to have, against any of the Target Parties, including, but not limited to, any and all actual or implied claims, demands and causes of action in any way relating to the rights, duties and obligations under the Agreement (the "Company Released Claims"); provided, however, that this release shall not affect the rights of the Company Parties under this Rescission Agreement or under any other agreement, certificate or instrument executed and delivered pursuant to this Rescission Agreement.

                           2.9.2 The Target  Parties on behalf of themselves and
                  each of their respective agents, attorneys, insurers, heirs, assigns, beneficiaries, executors, trustees, conservators,
                  representatives,                     predecessors-in-interest,
                  successors-in-interest,  and whomsoever may claim by, under or

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                  through them, and all persons acting by, through,  under or in
                  concert   with   any   of   them   hereby    irrevocably   and
                  unconditionally forever release, remise, acquit and discharge each and all of the Company Parties and all of their respective present, former or future agents, representatives, employees, independent contractors, directors, shareholders,
                  officers,  attorneys,   insurers,   subsidiaries,   divisions,
                  parents, assigns, affiliates, predecessors and successors from and against any and all debts, obligations, losses, costs,
                  promises,  covenants,  agreements,  contracts,   endorsements,
                  bonds,  controversies,   suits,  actions,  causes  of  action,
                  misrepresentations,  defamatory statements,  tortious conduct,
                  acts   or   omissions,   rights,   obligations,   liabilities,
                  judgments,    damages,   expenses,   claims,    counterclaims,
                  cross-claims, or demands, in law or equity, asserted or unasserted, express or implied, foreseen or unforeseen, real or imaginary, alleged or actual, suspected or unsuspected, known or unknown, liquidated or non-liquidated, of any kind or nature or description whatsoever, arising from the beginning of the world through the date of this Agreement which each of the Target Parties ever had, presently have, may have, or claim or assert to have, or hereafter have, may have, or claim or assert to have, against any of the Company Parties, including, but not limited to, any and all actual or implied claims, demands and causes of action in any way relating to the rights, duties and obligations under the Agreement (the
                  "Target  Released  Claims");   provided,  however,  that  this
                  release shall not affect the rights of the Target Parties under this Rescission Agreement or under any other agreement, certificate or instrument executed and delivered pursuant to this Rescission Agreement..

                           2.9.3 The  Company  Parties  and the  Target  Parties
                  (collectively, the "Parties") acknowledge and understand that hereafter they may discover or appreciate claims, facts, issues or concerns in addition to or different from those that they now know or believe to exist with respect to the subject matter of this Agreement that, if known or suspected at the time of execution of this Agreement, might have materially affected the settlement embodied herein. The Parties nevertheless agree that the general releases and waivers described in Paragraphs 2.9.1 and 2.9.2 above apply to any such additional or different claims, facts, issues or concerns. The Parties acknowledge that this release is intended to be very broad and is a critical element of the Parties' settlement.

                           2.9.4 It is the  intention  of the  Parties  that the
                  foregoing general releases shall be effective for use as a protective bar to all Company Released Claims and Target Released Claims (collectively, the "Released Claims") and shall terminate all of the Parties' rights, duties and obligations, if any, under the Agreement. In furtherance, and not in limitation of such intention, the general release provided for herein shall be, and shall remain in effect, as a full and complete release, notwithstanding the later discovery or existence of any additional or different facts or claims, without limitation.

                           2.9.5 The Parties acknowledge that they have been advised by their respective attorneys and are familiar with and understand the provisions of California Civil Code Section 1542 as well as all provisions of federal law and Nevada state law that may provide any right or benefit that is similar in any material respect to California Civil Code Section 1542, which provides as follows:

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                           A general release does not extend to claims which the
                           creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

                           2.9.6 The Parties  hereby  voluntarily  and expressly
                  waive and relinquish each and every right or benefit which they may have under California Civil Code Section 1542 and all provisions of federal law and Nevada state law that may provide any right or benefit that is similar in any material respect to the rights and benefits afforded under California Civil Code Section 1542, to the full extent that they may lawfully waive such rights. The Parties acknowledge that they may hereafter discover facts in addition to or different from those which they presently know or believe to be true regarding the subject matter of the dispute and the other matters herein released, but agree that they have taken that possibility into account and that it is their intention hereby to fully, finally and forever settle and release the matters, disputes and differences, now known or unknown, suspected or unsuspected, arising out of or in any way relating to the matters released pursuant to this Agreement, and to terminate any and all rights, duties and obligations of the Parties under the Agreement.

                           2.9.7 The Parties hereto acknowledge that they expressly understand that this Agreement and the settlement it represents (a) is entered into solely for the purpose of avoiding any possible future expenses, burdens or distractions of litigation and (b) in no way constitutes an admission by any party hereto of any liability of any kind to any other party or of any wrongdoing on the part of any of the Parties. In this connection, the Parties specifically deny any liability in connection with any claims which have been made or could have been made, or which are the subject matter of, or arise from, or are connected directly or indirectly with or related in any way to the rights, duties and obligations under the Blake Agreements, including, but not limited to, any violation of any federal or state law (whether statutory or common law), rule or regulation, and the Parties deny that a violation of any such law, rule or regulation has ever occurred.

                  2.10 From time to time hereafter, and without further consideration, each party agrees to execute and deliver such other instruments of transfer and take such other actions as the other party may reasonably request in order to more effectively reflect the rescission of the transactions contemplated by the Agreement and to void it ab initio.
..
         3.  MISCELLANEOUS.

                  3.1 Successors and Assigns. The rights and obligations of the parties under this Rescission Agreement shall not be assignable without the written consent of the Company, the Target, and the Selling
         Stockholders and any such purported assignment with their written consent shall be void ab initio. Except as otherwise expressly provided herein, all covenants and agreements contained in this Rescission Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

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                  3.2 Severability.  Whenever  possible,  each provision of this
         Rescission Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Rescission Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Rescission Agreement or the other documents.

                  3.3 Counterparts. This Rescission Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts when taken together will constitute one and the same agreement.

                  3.4 Litigation Costs. If any legal action or other proceeding is brought for the enforcement of this Rescission Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions thereof, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

                  3.5 Governing Law; Jurisdiction of Disputes. This Rescission Agreement shall be governed by and construed under the laws of the State of Nevada. In the event of any disputes between the parties under this Agreement, the parties agree to litigate the dispute exclusively win the Federal or state courts located in Orange County, State of California.

                  3.6 Entire Agreement. This Rescission Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter thereof, and supersedes all prior and contemporaneous agreements and understandings.

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                  IN WITNESS  WHEREOF,  each of the  parties to this  Rescission
Agreement has executed or caused this Rescission Agreement to be executed as of the date first above written.

                                    Company

                                    Axia Group, Inc., a Nevada corporation



                                    By:/s/ Jody R. Regan
                                       -----------------------------------------
                                        Jody R. Regan, President

                                    Target

                                    D&R Crane, Inc., a California corporation



                                    By:/s/ Jody R. Regan
                                       -----------------------------------------
                                          Jody R. Regan, President

                                    Selling Stockholders

                                    /s/ Jody R. Regan
                                    ------------------------------
                                    Jody R. Regan

                                    /s/ Dawnelle Patrick
                                    ------------------------------
                                    Dawnelle Patrick



                    [Signature Page to Rescission Agreement]

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